SECURITY AGREEMENT

This SECURITY AGREEMENT ("Agreement"), dated as of June 30, 2006, by Maxim TEP, Inc., a Texas corporation (the "Debtor") in favor of Maxim TEP Plc, a public company limited by shares registered in England under number 5685588 (the "Secured Party").

WHEREAS, Borrower has executed a Promissory Note ("Note"), dated the date hereof, in favor of Secured Party.

WHEREAS, it is a condition precedent to the Secured Party's making any loans or otherwise extending credit to the Debtor under the Note that the Debtor execute and deliver to the Secured Party a security agreement in substantially the form hereof; and

WHEREAS, the Debtor wishes to grant a security interest in favor of the Secured Party as herein provided;

NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions. All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Note. The terms "Account", "Account Debtor", "Chattel Paper", "Commercial Tort Claim", "Deposit Account", "Document", "Electronic Chattel Paper", "Equipment", "Fixture", "General Intangible", "Goods", "Instrument", "Inventory", "Investment Property", "Letter-of-Credit Right", "Payment Intangible", "Proceeds" and "Software" have the respective meanings ascribed thereto in Chapter 9 of the UCC, and "Securities Account" shall have the meaning ascribed thereto in Chapter 8 of the UCC. In addition, other terms used herein that are defined in the UCC shall have the meanings ascribed to such terms in the UCC; provided, if a term is defined in Chapter 9 of the UCC differently than in another Article of the UCC, the term has the meaning assigned to it in Chapter 9. The following terms shall have the following meanings:

"Collateral" shall have the meaning set forth on Exhibit A.

"Collateral Records" shall mean books, records, computer software, computer printouts, customer lists, blueprints, technical specifications, manuals, and other items which provide information or records concerning any Collateral, including the acquisition, Transfer, use and maintenance thereof.

"Contested in Good Faith" means contested in good faith by appropriate proceedings and diligently conducted and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with good business practice customary in the industry and GAAP.

"Copyright" means all copyrights, copyright registrations and applications for copyright registrations, including, without limitation, all renewals and extensions thereof.

"Copyright Collateral" means all Copyrights, whether now owned or hereafter acquired by any Obligor, including each Copyright identified in Schedule 5(a).

"Environmental Law" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to (i) the protection of the environment, (ii) the effect of the environment on human health, (iii) emissions, discharges or releases of pollutants, contaminants, hazardous substances or wastes into surface water, ground water or land, or (iv) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, hazardous substances or wastes or the clean-up or remediation thereof.

"Event of Default" as used herein, means the failure of the Debtor to pay or perform any of the Secured Obligations as and when due to be paid or performed.

"Government Authority" means any (i) government of the United States of America, or of any state or other political subdivision thereof, whether state or local, and any agency, authority, instrumentality, government regulatory body, court, adjudicatory forum, tribunal, commission, department or other body exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government; (ii) arbitrator or arbitration board or panel; or (iii) central bank.

"Hazardous Material" means, collectively, (i) any petroleum or petroleum products, flammable explosives, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, and transformers or other equipment that contain dielectric fluid containing polychlorinated biphenyls (PCBs), (ii) any chemicals or other materials or substances that are now or hereafter become defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous wastes", "restricted hazardous wastes", "toxic substances", "toxic pollutants", "contaminants", "pollutants" or words of similar import under any Environmental Law and (iii) any other chemical or other material or substance, exposure to which is now or hereafter prohibited, limited or regulated under any Environmental Law.

"Indebtedness" means, as to any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices and accrued current liabilities incurred in the ordinary course of business), (b) any other indebtedness of such Person which is evidences by a note, bond, debenture or similar instrument, (c) all obligations of such Person under Capital Leases, (d) all obligations of such Person in respect of letters of credit and acceptances issued or created for the account of such Person, (e) all obligations of such Person under hedging agreements and swaps, (f) all obligations of others of the type referred to in clauses (a) through (e) above and which are secured by any Lien on an property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, except that the amount of any nonrecourse obligation shall be deemed to be the lesser of the value of the property securing such obligation and the amount of such obligation so secured, (g) all guarantees with respect to the items described in (a) through (e) above and (h) obligations of

such Person to purchase or repurchase securities, accounts or other property arising out of or in connection with the sale of the same or substantially similar securities or property.

"Intellectual Property means, collectively, all Copyright Collateral, all Patent Collateral and all Trademark Collateral, together with (a) all inventions, processes, production methods, proprietary information, know how and trade secrets; (b) all licenses or user or other agreements granted to Debtor with respect to any of the foregoing, in each case whether now or hereafter owned or used; (c) all information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs; (d) all field repair data, sales data and other information relating to sales or service of products now or hereafter manufactured; (e) all accounting information and all media in which or on which any information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; (f) all licenses, consents, permits, variances, certifications and approvals of Government Authorities now or hereafter held by Debtor; and (g) all causes of action, claims and warranties now or hereafter owned or acquired by Debtor in respect of any of the items listed above.

"Law" means, as to any Person, the charter and by laws or other organizational or governing documents of such Person, and all applicable codes, statutes, laws, permits, rules, regulations, laws, ordinances, judgments, concessions, grants, franchises, licenses, decrees and governmental restrictions and common law and equitable rules and principles of any state, commonwealth, nation, territory, possession, province, county, parish, town, township, village, municipality or Government Authority, as the same may be amended, modified, supplemented or superseded from time to time.

"Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever, including, without limitation, any publicly available evidence of a lien, including the filing of any financing statement or similar instrument under the UCC or comparable law of any jurisdiction, domestic or foreign.

"Motor Vehicle Equipment" means those items of Debtor's Equipment that are motor vehicles within the meaning of, and for which a certificate of title is required by, Title 7 of the Transportation Code of the State of Texas, as amended or replaced from time to time hereafter.

"Patents" means all patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein together with the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof.

"Patent Collateral" means all Patents, whether now owned or hereafter acquired by Debtor, including each Patent identified in Schedule 5(a), and all income, royalties, damages and payments now or hereafter due and/or payable under and with respect thereto.

"Permitted Lien" means (a) Liens for taxes, assessments or other governmental charges not yet due or which are being Contested in Good Faith; (b) artisan's, operators', carriers',

warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue or that are being contested in appropriate proceedings; (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance, and other social security laws or regulations; (d) deposits to secure the performance of bids, tenders, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case arising in the ordinary course of business; (e) judgment Liens in respect of judgments or awards that do not constitute an Event of Default; (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by Law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or materially interfere with the ordinary conduct of business of the Debtor; (g) landlord's or lessor's Liens under leases in the ordinary course of business; (h) Liens in or limitations on the use of funds held in trust securing the repayment of indebtedness to any industrial development corporation; (i) Liens placed on assets hereafter acquired to secure all or a portion of the purchase price thereof; and (j) Liens arising from leases of equipment in the ordinary course of business.

"Person" means any natural person, corporation, company, body corporate, firm, joint venture, partnership, limited liability company, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.

"Secured Obligations" means all of the indebtedness, obligations and liabilities of the Debtor to the Secured Party, individually or collectively, whether direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising under or in respect of the Note or other instruments or agreements executed and delivered pursuant thereto or in connection therewith or this Agreement.

"State" as used herein, means the State of Texas.

"Tax" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and any and all liabilities with respect to the foregoing, including any interest, penalty or other addition thereto.

"Trademarks" means all trade names, trademarks and service marks, logos, trademark and service mark registrations, and applications for trademark and service mark registrations, including, without limitation, all renewals of trademark and service mark registrations.

"Trademark Collateral" means all Trademarks, whether now owned or hereafter acquired by Debtor, including each Trademark identified in Schedule 5(a), together, in each case, with the product lines and goodwill of the business connected with the use of, and symbolized by, each such trade name, trademark and service mark. Notwithstanding the foregoing, the Trademark Collateral does not and shall not include any Trademark that would be rendered invalid, abandoned, void or unenforceable by reason of its being included as part of the Trademark Collateral.

"Transfer" means, with respect to any Collateral, a sale, lease, transfer, assignment, license, sublicense or other disposition of Collateral.

"UCC" means the Uniform Commercial Code as adopted and in effect from time to time in the State, or in such other jurisdiction as may be applicable from time to time.

Section 2. Grant of Security Interest. The Debtor hereby grants to the Secured Party, to secure the payment and performance in full of all of the Secured Obligations, a security interest in and so pledges and assigns to the Secured Party the Collateral.

Section 3. Authorization to File Financing Statements. The Debtor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto or continuations thereof that (a) indicate the Collateral and (b) provide any other information required by part 5 of Article 9 of the UCC, or such other jurisdiction, for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Debtor is an organization, the type of organization and any organizational identification number issued to the Debtor and, (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. The Debtor agrees to furnish any such information to the Secured Party promptly upon the Secured Party's request. The Debtor also ratifies its authorization for the Secured Party to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

Section 4. Representations and Warranties. Debtor hereby represents and warrants to Secured Party, which representations and warranties shall survive execution and delivery of this Agreement, as follows:

4.1 Title to, and Information Concerning, the Collateral. Debtor is the sole owner of, and has all rights in and power to transfer, the Collateral, free from any right or claim of any Person, and no other Lien exists upon or in such Collateral. All other information set forth in this Agreement pertaining to the Collateral is accurate and complete. Specific items of Collateral described on Exhibit A are complete and correct, and are accurately described on Exhibit A.

4.2 Nature of Collateral

(a) None of the Collateral constitutes, or is the proceeds of, "farm products" as defined in §9.102(a)(34) of the UCC;

(b) None of the Account Debtors or other persons obligated on any of the Collateral is a United States government authority, agency, branch or division covered by the Federal Assignment of Claims Act or similar Law in respect of such Collateral; provided, however, that Debtor may, in the ordinary course of its business, enter into future arrangements with any Government Authority; and

(c) Debtor holds no Commercial Tort Claim except as indicated on Exhibit A.

DV

4.3 Maintenance of Collateral in Compliance with Applicable Laws. Debtor has at all times operated its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of Laws dealing with the control, shipment, storage or disposal of Hazardous Materials.

4.4 Name and Organization; Power and Authority; Enforceability.

(a) The full and exact legal name, type of organization, jurisdiction of organization, organizational identification number, or statement that Debtor has no such number, and mailing address of Debtor as of the date hereof are correctly set forth in Schedule 1;

(b) Schedule 1 correctly specifies the place of business of Debtor or, if Debtor has more than one place of business, the location of its chief executive office;

(c) Debtor is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization; and

(d) Debtor has all requisite corporate power and authority and the legal right to execute, deliver and perform the terms and provisions of this Agreement and the Note and has taken all necessary corporate action to duly authorize the execution, delivery and performance of this Agreement and the Note. Debtor has duly executed and delivered this Agreement and the Note, and this Agreement and the Note constitute its legal, valid and binding obligations, enforceable against it in accordance with the respective terms of the Agreement and the Note, and each of this Agreement and the Note is in full force and effect.

4.5 Changes in Circumstances. Debtor has not (i) within the period of four months prior to the date hereof, changed its location (as defined in §9.307 of the UCC), (ii) heretofore changed its name, or (iii) heretofore become a "new debtor" (as defined in §9.102(a)(56) of the UCC) with respect to a currently effective security agreement previously entered into by any other Person.

4.6 Validity, Perfection and Priority

(a) The security interest in, and Lien on, the Collateral granted to Secured Party hereunder constitutes a valid and continuing security interest in the Collateral and Debtor has rights in or the power to transfer the Collateral in the manner contemplated herein;

(b) Upon:

(i) Secured Party's having filed financing statements naming Debtor as "debtor" and Secured Party as "secured party" in the filing offices set forth on Schedule 1 hereof,

(ii) with respect to any of Debtor's registered copyrights, patents or trademarks, Secured Party having filed financing statements naming Debtor as

DW

"debtor" *and* Secured Party as "secured party" and identifying each such copyright, patent or trademark by application or registration number with the United States Copyright Office or the United States Patent and Trademark Office within three (3) months from the date of this Agreement,

(iii) delivery of all of Debtor's Chattel Paper, Instruments, and certificated securities to Secured Party, and

(iv) execution of control agreements with third party deposit banks, securities intermediaries, commodity intermediaries, and other financial institutions and intermediaries with respect to Deposit Accounts, Securities Accounts, money market accounts, any Investment Property held by Debtor or its nominee as, in or through a securities intermediary or commodity intermediary, and Letter-of-Credit Rights pursuant to which Secured Party has control, and

the security interest in the Collateral granted to Secured Party hereunder will constitute a perfected security interest in all Collateral which can be perfected under the UCC as described in this Section 4.6, superior and prior to all Liens, rights or claims of all other Persons other than any Permitted Liens.

4.7 No Liens; Other Financing Statements. No financing statement or other evidence of Lien covering or purporting to cover any of the Collateral that is personal property is on file in any public office other than (i) financing statements filed or to be filed in connection with the security interests granted to Secured Party hereunder or previously granted and being continued in effect pursuant to this Agreement, (ii) any financing statements filed in connection with the other Permitted Liens.

4.8 Covenants: Actions Concerning Collateral. To further ensure the attachment, perfection and first priority of (subject to Permitted Liens), and the ability of Secured Party to enforce, Secured Party's security interest in the Collateral, and without limitation on Debtor's other obligations in this Agreement, Debtor agrees, in each case at Debtor's own expense, to take the following actions with respect to the following Collateral:

4.9 Promissory Notes and Tangible Chattel Paper. If Debtor shall at any time hold or acquire any Instruments or tangible Chattel Paper, upon request by the Secured Party, Debtor shall forthwith endorse, assign and deliver the same to Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as Secured Party may from time to time reasonably specify.

4.10 Deposit Accounts.

(a) For each Deposit Account that Debtor at any time opens or maintains, Debtor shall provide prompt written notice of such Deposit Account to the Secured Party and, upon request by the Secured Party, Debtor shall cause the depositary bank to enter into a control agreement with Secured Party. Secured Party agrees, however, that Secured Party shall not issue or originate instructions to the depositary bank directing the disposition of funds in such Deposit Account, or issue or originate a "Notice of Exclusive

Control" to the applicable depositary bank under a control agreement (herein, a "Control Notice"), except after the occurrence and during the continuance of an Event of Default.

(b) Deposit Accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of such Debtor's salaried employees shall be excluded from the requirement for a control agreement and shall, accordingly, not be made the subject of a Control Notice.

4.11 Investment Property.

(a) If Debtor shall at any time hold or acquire any certificated securities, Debtor shall immediately notify Secured Party thereof, and upon request by the Secured Party, Debtor shall forthwith endorse, assign and deliver the same to Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as Secured Party may from time to time specify.

(b) If any securities now or hereafter acquired by Debtor are uncertificated and are issued to Debtor or its nominee directly by the issuer thereof, Debtor shall immediately notify Secured Party thereof and, upon request by the Secured Party, pursuant to an agreement in form and substance satisfactory to Secured Party, either (i) cause the issuer to agree to comply with instructions from Secured Party as to such securities, without further consent of Debtor or such nominee, or (ii) arrange for Secured Party to become the registered owner of the securities.

(c) For each Securities Account that Debtor at any time opens or maintains, or if any securities, whether certificated or uncertificated, or other Investment Property now or hereafter acquired by Debtor are held by Debtor or its nominee through a securities intermediary or commodity intermediary, including any held as, through or in any Securities Account or commodity account, Debtor shall immediately notify Secured Party thereof and, upon request by the Secured Party, cause such securities intermediary or (as the case may be) commodity intermediary to enter into a control agreement (applicable to such Securities Account, commodity account or such other Investment Property so held) with Secured Party. Secured Party agrees that Secured Party shall not give or originate entitlement orders or instructions or directions to the relevant issuer, securities intermediary or commodity intermediary for the disposition of securities or Investment Property in, or as, such an account or held by such intermediary, or issue or originate a "Notice of Exclusive Control" to such Securities Account, or commodity account, issuer, securities intermediary or commodity intermediary under any control agreement except after the occurrence and during the continuance of an Event of Default.

4.12 Collateral in the Possession of a Bailee. If any Collateral is at any time in the possession of a bailee, Debtor shall promptly notify Secured Party thereof and, at Secured Party's request and option, shall promptly obtain an acknowledgement from the bailee, in form and substance satisfactory to Secured Party, that the bailee holds such Collateral for the benefit of Secured Party and that the bailee agrees to comply, without the further consent of Debtor, with instructions from Secured Party as to such Collateral. Secured Party agrees with Debtor,

DW

however, that Secured Party shall not give any instructions to such a bailee regarding the sale or disposition of any Collateral held by such bailee except after the occurrence and during the continuance of an Event of Default.

4.13 Electronic Chattel Paper and Transferable Records. If Debtor at any time holds or acquires an interest in any electronic Chattel Paper or any "transferable record," as that term is defined in §201 of the federal Electronic Signatures in Global and National Commerce Act, or in §16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, Debtor shall promptly notify Secured Party thereof and, at the request and option of Secured Party, shall take such action as Secured Party may reasonably request to vest in Secured Party control, under §9.105 of the UCC, of such electronic Chattel Paper or control under §201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, §16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.

Secured Party agrees with Debtor that Secured Party will arrange, pursuant to procedures reasonably satisfactory to Secured Party and so long as such procedures will not result in Secured Party's loss of control, for Debtor to make alterations to the electronic chattel paper or transferable record permitted under UCC §9.105 or, as the case may be, §201 of the federal Electronic Signatures in Global and National Commerce Act or §16 of the Uniform Electronic Transactions Act for a party in control to make without loss of control, unless an Event of Default has occurred or would occur after taking into account any action by Debtor with respect to such electronic Chattel Paper or transferable record.

4.14 Letter-of-Credit Rights. If Debtor is at any time a beneficiary under a Letter of Credit now or hereafter issued in favor of Debtor, Debtor shall promptly notify Secured Party thereof and, at the request and option of Secured Party, Debtor shall, pursuant to an agreement in form and substance satisfactory to Secured Party, either (i) arrange for the issuer and any confirmer or other nominated Person of such Letter of Credit to consent to an assignment to Secured Party of the proceeds of any drawing under the Letter of Credit or (ii) arrange for Secured Party to become the transferee beneficiary of the Letter of Credit, with Secured Party agreeing, in each case, that the proceeds of any drawing under the Letter to Credit are to be applied to the Secured Obligations.

4.15 Commercial Tort Claims. If Debtor shall at any time hold or acquire a Commercial Tort Claim in addition to those listed in Exhibit A, Debtor shall within thirty (30) days after Debtor's discovery of such claim, notify Secured Party in a writing signed by Debtor of the details thereof and upon the request of Secured Party, grant to Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to Secured Party.

4.16 Other Actions as to Any and All Collateral. Debtor further agrees, at the request and option of Secured Party, to take any and all other actions Secured Party may determine to be necessary or useful to insure the attachment, perfection and first priority of (subject to Permitted Liens), and the ability of Secured Party to enforce, Secured Party's security interest in any and all of the Collateral, including, without limitation:

(a) furnishing to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail and in form satisfactory to Secured Party;

(b) executing, delivering and, where appropriate, filing, or authorizing the filing of, financing statements and amendments relating thereto under the UCC as in effect in any relevant UCC Jurisdiction;

(c) causing Secured Party's name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of Secured Party to enforce, Secured Party's security interest in such Collateral;

(d) complying with any provision of Law or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of Secured Party to enforce, Secured Party's security interest in such Collateral;

(e) obtaining waivers, consents and approvals of any Government Authorities and third parties in form and substance satisfactory to Secured Party, including without limitation any consent of any licensor, lessor or other Person obligated on Collateral;

(f) obtaining waivers from mortgagees and landlords in form and substance reasonably satisfactory to Secured Party;

(g) taking all actions required under any Law, as reasonably determined by Secured Party to be applicable in any relevant UCC Jurisdiction or other jurisdiction, including any foreign jurisdiction, to ensure the attachment, perfection and first priority of (subject to Permitted Liens), and ability of Secured Party to enforce, Secured Party's security interest in any and all Collateral; and

(h) in furtherance of all of the foregoing, upon request of Secured Party, complying particularly with the requirements of federal Laws of the United States concerning the assignment of claims and contracts with respect to Collateral to which such Laws apply.

Section 5. Further Covenants. Debtor covenants and agrees with Secured Party that from and after the date of this Agreement:

5.1 Further Assurances. Debtor will from time to time at the expense of Debtor, promptly execute, deliver, file and record all further instruments, endorsements and other documents, and take such further action as Secured Party may determine to be necessary or useful in obtaining the full benefits of this Agreement and of the rights, remedies and powers herein granted, including, without limitation, the covenants set forth in this Section 6.

5.2 Ownership of Collateral. Subject to Section 6.9, Debtor will continue to own each item of Collateral free and clear of any and all Liens, rights or claims of all other Persons,

except Permitted Liens, and Debtor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to Secured Party.

5.3 Change of Name, Identity, Corporate Structure, or Chief Executive Office; Location of Inventory and Equipment. Debtor will not change its name, identity, corporate structure (including, without limitation, its jurisdiction of formation) or the location of its chief executive office or location of its inventory or equipment without (i) giving Secured Party at least thirty (30) days' prior written notice clearly describing such new name, identity, corporate structure or new location and providing such other information in connection therewith as Secured Party may reasonably request, and (ii) taking all action satisfactory to Secured Party as Secured Party may reasonably request to maintain the security interest of Secured Party in the Collateral intended to be granted hereby at all times fully perfected with the same or better priority and in full force and effect.

5.4 Maintain Records. Debtor will keep and maintain at its own cost and expense satisfactory and complete Collateral Records.

5.5 Right of Inspection. Secured Party shall have full and free access during normal business hours to all Collateral Records. Secured Party and its representatives shall during normal business hours also have the right to enter into and upon any premises where any of the inventory or equipment is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

5.6 Insurance. Debtor shall maintain insurance with respect to the Collateral and its use, against loss or damage of the kinds customarily insured against by reputable companies in the same or similar businesses, similarly situated, such insurance to be of such types and in such amounts (with such deductible amounts) as is customary for such companies under the same or similar circumstances, similarly situated.

5.7 Payment of Secured Obligations. Debtor will pay promptly when due all Taxes imposed upon the Collateral, as well as all claims of any kind (including, without limitation, claims for labor, materials, supplies and services) against or with respect to, or incurred in connection with the use or operation of, the Collateral or incurred in connection with this Agreement, except that no such obligation need be paid if (i) the validity thereof is being Contested in Good Faith, and (ii) such proceedings do not involve, in the sole opinion of Secured Party, any material danger for the sale, forfeiture or loss of any of the Collateral or any interest therein.

5.8 Negative Pledge. Debtor will not create, incur or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral, other than Permitted Liens.

5.9 Limitations on Dispositions of Collateral. Debtor will not Transfer any of the Collateral, or attempt, offer or contract to do so, except (a) sales and/or consumption of Inventory in the ordinary course of business; or (b) so long as no Event of Default shall have occurred and be continuing, for sales or other dispositions in the ordinary course of business of items of Equipment which have become worn out or obsolete.

5.10 Performance by Secured Party of Debtor's Secured Obligations; Reimbursement. If Debtor fails to perform or comply with any of its agreements contained herein, Secured Party may, without notice to or consent by Debtor, perform or comply or cause performance or compliance therewith, and the expenses of Secured Party incurred in connection with such performance or compliance, together with interest thereon at the Default Interest Rate, shall be payable by Debtor to Secured Party on demand and such reimbursement obligation shall be part of the Secured Obligations and be secured hereby.

5.11 Use of Collateral. Debtor will keep the Collateral in good order and repair, ordinary wear and tear excepted, and will not use the same in violation of Law, any judgment, any permit or other authorization of any Government Authority or any policy of insurance thereon.

5.12 Operation of Business. Debtor will continue to operate its business in compliance in all material respects with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of Laws dealing with the control, shipment, storage or disposal of Hazardous Materials.

Section 6. Power of Attorney

6.1 General. Debtor hereby irrevocably constitutes and appoints Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Debtor and in the name of Debtor or in its own name, from time to time in Secured Party's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action by any technologically available means, which may include, without limitation, any form of electronic data transmission, and to execute and authenticate in any appropriate manner, which may include, without limitation, using any symbol that Secured Party may adopt to signify Debtor's intent to authenticate, any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement.

6.2 Specific Powers. Without limiting the generality of the foregoing, Debtor hereby gives said attorneys the power and right, on behalf of Debtor, without notice to or assent by Debtor, to do the following:

(a) upon the occurrence of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the UCC as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Debtor's expense, at any time, or from time to time, all acts and things which Secured Party determines, in its sole discretion, to be necessary or useful to protect, preserve or realize upon the Collateral and Secured Party's security interest therein, in order to effect the intent of this Agreement, all at least as fully and effectively as Debtor might do, including, without limitation, the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

(b) to the extent that Debtor's authorization given in Article 3 is not sufficient, to file such financing statements with respect hereto as Secured Party may deem appropriate.

6.3 Ratification of Attorney's Actions. Debtor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

Section 7. No Duty Upon Secured Party. The powers conferred on Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Secured Party shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to Debtor for any act or failure to act, except for Secured Party's own gross negligence or willful misconduct.

Section 8. Relation to Other Security Instruments. The provisions of this Agreement supplement the provisions of any real estate mortgage or deed of trust granted by the Debtor to the Secured Party which secures the payment or performance of any of the Secured Obligations. Nothing contained in any such real estate mortgage or deed of trust shall derogate from any of the rights or remedies of the Secured Party hereunder. In addition to the provisions of this Agreement being so read and construed with any such mortgage or deed of trust, the provisions of this Agreement shall be read and construed with the other security instruments referred to below in the manner so indicated.

Section 9. Rights and Remedies. If an Event of Default shall have occurred and be continuing, the Secured Party shall have, without any other notice to or demand upon the Debtor, in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of the State and any additional rights and remedies which may be provided to a secured party in any jurisdiction in which Collateral is located, including, without limitation, the right to take possession of the Collateral, and for that purpose the Secured Party may, so far as the Debtor can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom No delay or omission on the part of Secured Party in exercising any Right shall operate as a waiver of any such Right or any other Right. A waiver on any one or more occasions shall not be construed as a bar to or waiver of any Right on any future occasion. The remedies of Secured Party hereunder are cumulative, and the exercise of any one or more of the remedies provided for herein shall not be construed as an election or as a waiver of any of the other remedies of Secured Party provided for herein or existing by Law or otherwise. The Secured Party may in its discretion require the Debtor to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of the Debtor's principal office(s) or at such other locations as the Secured Party may reasonably designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party shall give to the Debtor at least five (5) Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Debtor hereby acknowledges that five (5) Business Days prior written notice of such sale or sales shall be reasonable notice. In addition, the Debtor waives any and all rights that it may have to a judicial

hearing in advance of the enforcement of any of the Secured Party's rights and remedies hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

Section 10. Suretyship Waivers by Debtor. The Debtor waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, the Debtor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Secured Parties may deem advisable. The Secured Party shall have no duty as to the collection or protection of the Collateral or any income therefrom, the preservation of rights against prior parties, or the preservation of any rights pertaining thereto. The Debtor further waives each and every right to which it may be entitled by virtue of any suretyship law, including any rights it may have pursuant to Rule 31 of the Texas Rules of Civil Procedure, Section 17.001 of the Texas Civil Practice and Remedies Code and Chapter 34 of the Texas Business and Commerce Code, as the same may be amended and in effect from time to time.

Section 11. Recourse. Debtor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to satisfy the Secured Obligations. Debtor shall also be liable for all expenses of Secured Party incurred in connection with collecting such deficiency, including, without limitation, the reasonable fees and disbursements of any attorneys employed by Secured Party to collect such deficiency.

Section 12. Limitation on Duties Regarding Preservation of Collateral.

(a) Secured Party's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as Secured Party deals with similar property for its own account.

(b) Secured Party shall have no obligation to take any steps to preserve rights against prior parties to any Collateral.

(c) Neither Secured Party nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Debtor or otherwise.

Section 13. No Marshalling. Secured Party shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the

extent that it lawfully may, Debtor hereby agrees that it will not invoke any Law relating to the marshalling of collateral which might cause delay in or impede the enforcement of Secured Party's rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, Debtor hereby irrevocably waives the benefits of all such laws.

Section 14. Waiver of Appraisement. To the extent permitted under Law, Debtor for itself and all who may claim through or under it, covenants that it will not at any time insist upon or plead, or in any manner whatever claim, or take the benefit of advantage of, any appraisement, valuation, stay, extensions or redemption laws now or hereafter in force in any locality where any of the Collateral may be situated, in order to prevent, delay or hinder the enforcement of or realization under this Agreement, or the absolute sale of the Collateral, or the final and absolute putting into possession thereof, immediately after such sale, of the purchaser or purchasers thereat, and Debtor for itself and all who may claim through or under it, hereby waiver the benefit of all such laws except to the extent such waiver is prohibited by Law.

Section 15. General Provisions

15.1 Notices. All notices, requests and other communications provided for herein including, without limitation, any modifications of, or waivers, requests or consents under, this Agreement shall be given in accordance with the notice provisions set forth in the Note.

15.2 Opening Mail; Endorsement of Instruments. In protecting, exercising or assuring its interests, rights and remedies under this Agreement, Secured Party may, upon the occurrence of an Event of Default, receive, open and dispose of mail addressed to Debtor and execute, sign and endorse negotiable and other instruments for the payment of money, documents of title and other evidences of payment, shipment or storage for any form of Collateral or proceeds on behalf of and in the name of Debtor.

15.3 No Impairment of Rights. The execution and delivery of this Agreement and the other Loan Documents in no manner shall impair or affect any other security (by endorsement or otherwise) for the payment of the Secured Obligations, and no security taken hereafter as security for payment of the Secured Obligations shall impair in any manner or affect this Agreement, all such present and future additional security to be considered as cumulative security. Any of the Collateral may be released from this Agreement or from any of the other Loan Documents and Debtor may be released from liability under any of the Loan Documents without altering, varying or diminishing in any way the force, effect, lien, security interest, or charge of this Agreement, and the security interest created by this Agreement shall continue as a first and prior security interest on all of the Collateral not expressly released (subject to Permitted Liens) until all the Secured Obligations secured hereby have been paid in full. Any future assignment or attempted assignment of the interest of Debtor in and to any of the Collateral shall not deprive Secured Party of the right to sell, lease, license or otherwise dispose of or utilize all of the Collateral as above provided or necessitate the sale, lease, license or disposition thereof in parcels or in severalty.

15.4 Protecting Collateral. Notwithstanding Debtor's other obligations hereunder, Secured Party may take any such actions it deems necessary to protect and enforce its security interests and Rights in and to the Collateral at the sole cost and expense of Debtor. Without limiting the preceding sentence or applicable provisions of the Common Terms Agreement, Debtor shall reimburse Secured Party for any costs, and out-of-pocket expenses (including fees and expenses of attorneys and paralegals) arising or incurred after the date of this Agreement and paid or incurred by Secured Party in connection with Secured Party's protection and enforcement of its security interests and Rights in and to the Collateral. Secured Party shall provide Debtor with a detailed statement of all reimbursements requested under this Section 16.4.

15.5 Further Assurances. Without limiting any other provision of this Agreement, from time to time Debtor, at its sole cost and expense, upon request by Secured Party, shall take such additional actions and execute such additional documents as Secured Party may deem reasonably necessary to effectuate the provisions of this Agreement.

Section 16. Governing Law; Consent to Jurisdiction. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS. The Debtor agrees that any action or claim arising out of, or any dispute in connection with, this Agreement, any rights, remedies, obligations, or duties hereunder, or the performance or enforcement hereof or thereof, may be brought in the courts of the State or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Debtor by mail at the address specified in the Note. The Debtor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

Section 17. **WAIVER OF TRIAL BY JURY. DEBTOR AND SECURED PARTY, TO THE MAXIMUM EXTENT THEY MAY LEGALLY DO SO, HEREBY KNOWINGLY, VOLUNTARILY AND EXPRESSLY WAIVE, WITH AND UPON ADVICE OF COMPETENT COUNSEL, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS AGREEMENT, OR IN ANY WAY CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. DEBTOR AND SECURED PARTY HEREBY AGREE THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 10.11 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER PARTY OR PARTIES HERETO TO WAIVER OF ITS OR THEIR RIGHT TO TRIAL BY JURY.**

Section 18. Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Debtor and its respective successors and assigns, and shall inure to the benefit of the Secured Party and its successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all

DJ

other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Debtor acknowledges receipt of a copy of this Agreement. This Agreement may be executed in any number of counterparts, and all said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument. This Agreement may be amended solely by a writing signed by both parties.

[SIGNATURES BEGIN ON NEXT PAGE]

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of California }
County of Los Angeles } ss.

On 7/5/06 before me, Medhat H. Gorgy —.
Date — Name and Title of Officer (e.g., "Jane Doe, Notary Public")

personally appeared Daniel Warren Williams —,
Name(s) of Signer(s)

☐ personally known to me
☒ proved to me on the basis of satisfactory evidence

MEDHAT GORGY
Commission # 1656281
Notary Public - California
Los Angeles County
My Comm. Expires Apr 2, 2010

to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

[signature]
Signature of Notary Public

OPTIONAL

Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

Description of Attached Document

Title or Type of Document: Certificate of Acknowledgment for Security Agreement

Document Date: June 30, 2006 Number of Pages: ______

Signer(s) Other Than Named Above: ______

Capacity(ies) Claimed by Signer

Signer's Name: ______

- ☐ Individual
- ☐ Corporate Officer — Title(s): ______
- ☐ Partner — ☐ Limited ☐ General
- ☐ Attorney-in-Fact
- ☐ Trustee
- ☐ Guardian or Conservator
- ☐ Other: ______

Signer Is Representing: ______

RIGHT THUMBPRINT OF SIGNER
Top of thumb here

IN WITNESS WHEREOF, intending to be legally bound, the Debtor has caused this Agreement to be duly executed as of the date first above written.

MAXIM TEP, INC.

By: _[signature]_
Name: Dan Williams
Title: President and CEO

ACCEPTED:

By: ______________________
Name: ______________________
Title: ______________________

CERTIFICATE OF ACKNOWLEDGMENT

STATE OF ~~TEXAS~~ California §
COUNTY OF ~~MONTGOMERY~~ Los Angeles §

Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 5 day of July, 2006, personally appeared Daniel Warren Williams to me known personally, and who, being by me duly sworn, deposes and says that he is the ____________ of ____________, acting on its behalf ("Borrower"), and that said instrument was signed and sealed on behalf of ____________ and said ____________ acknowledged said instrument to be the free act and deed of ____________ as Borrower.

____
Notary Public in and for the State of Texas

[SEAL]

My Commission Expires: ____________

See Attachment

{HD000975.12}

Schedule 1

Exact Legal Name	**Type of Organization**	**Jurisdiction of Formation**	**Mailing Address and Chief Executive Office**	**Other Locations of Collateral:**
Maxim TEP, Inc.	Corporation Organizational ID NO: 80039133	Texas	9400 Grogan's Mill Road, Suite 205 The Woodlands, Texas 77380	Certain parcels located in Section 7 and Section 12, Township 29 South, Range 21 East, Kern County, California (South Belridge Area) Certain parcels located in Section 26-T335-R13W, Barber County, Kansas Certain parcels located in Lot 16, in Section 21-I-30 and Section 25-I-31, Muhlenburg County, Kentucky

Previous Names: None

UCC Filing Offices: Secretary of State of the State of Texas

UCC Searches conducted in Texas, California, Louisiana, Kansas and Kentucky

Exhibit A

"Collateral" means all of Debtor's right, title and interest in, to and under all personal property and other assets, whether now owned by or owing to, or hereafter acquired by or arising in favor of, Debtor, and whether now owned or consigned by or to, or leased from or to, Debtor, and regardless of where located, including, but not limited to, any and all of the following and all Proceeds and products thereof:

1. Accounts;

2. Chattel Paper (whether tangible or electronic);

3. Inventory;

4. Equipment (including Motor Vehicle Equipment);

5. Fixtures;

6. all other Goods (including any Software embedded in any Good);

7. Software;

8. Instruments;

9. Investment Property, including, but not limited to, all of Debtor's membership interests in Axiom TEP, L.L.C., a Louisiana limited liability company;

10. Documents;

11. Deposit Accounts;

12. Commercial Tort Claims;

13. Letters of Credit and Letter-of-Credit Rights;

14. Intellectual Property;

15. all other General Intangibles (including Payment Intangibles);

16. without limiting any Collateral identified or described in or covered by any other provisions of this Agreement: (A) any and all licenses, franchises, ordinances, privileges and permits heretofore or hereafter granted, issued or executed to Debtor or to its assignors by any Government Authority authorizing the construction, acquisition, or operation of any or all properties, facilities, systems or businesses, insofar as the same may lawfully be assigned, granted, bargained, sold, conveyed, transferred, mortgaged or pledged; (B) all fixtures relating to, associated with or arising out of Property or deemed a part of any Property (as the same is defined in the Deed of Trust); (C) all licenses, permits and authorizations relating to any Property; (D) any and all agreements, leases or contracts heretofore or hereafter executed by and between Debtor and any Person relating to any Property, including Contracts for the lease, use, occupancy or sale of Property, any portion thereof (no permission or consent being implied in

respect of any such contract), and all Contracts between Debtor and any Person (including any Government Authority); and (E) any and all books, records and correspondence of Debtor relating to Property or Collateral, including but not limited to records, ledgers, leases and computer and automatic machinery software and programs, including programs, databases, disc or tape files and automatic machinery or computer printouts, runs or other computer prepared information and all Collateral Records (as hereinafter defined);

17. all other rights appurtenant to any or all of the property described above; and

18. all cash and non-cash Proceeds of any and all of the foregoing.

DW